                                ANNUAL REPORT






                      [1ST SOURCE MONOGRAM FUNDS(SM) LOGO]









                                ANNUAL REPORT
                                MARCH 31, 2001

 TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
ANNUAL REPORT-MARCH 31, 2001


Letter From the Investment Adviser..........................    1

Income Equity Fund..........................................    2

Diversified Equity Fund.....................................   10

Special Equity Fund.........................................   18

Income Fund.................................................   26

Notes to Financial Statements...............................   32

Report of Independent Accountants...........................   35

 LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

    We are pleased to present this report for the 12-month period ended March 31, 2001. The period was characterized by slowing economic growth and corporate profits, significant stock market volatility and an impressive performance by the bond market.

    Economic growth was strong early in the period, which prompted the Federal Reserve Board (the "Fed") to raise short-term interest rates in an effort to slow the economy and prevent inflation. However, the economy grew at a much slower-than-expected rate during the second half of the period. That slowdown hurt corporate profits and fueled fears of a recession. The Fed cut rates aggressively late in the period in an attempt to encourage economic growth.

    Stocks performed poorly in the weakening economic environment. The Dow Jones Industrial Average(1) declined 9.55% during the period, while the Standard & Poor's 500 Stock Index(2) (the "S&P 500") fell 21.67%. The technology-heavy Nasdaq Composite Index(3) saw especially poor performance, dropping 59.76%.

A SHIFT TO STABILITY

    Growth stocks suffered considerable losses as economic growth and corporate profits slowed during the period. Shares of technology and telecommunications companies were especially hard hit, as investors expressed concerns over these firms' growth outlooks and the high valuations of their stocks.

    Investors shifted money into market sectors that had been largely ignored during the recent technology stock mania. In particular, so-called "old economy" sectors such as financial services, retail, health-care, energy and utilities delivered relatively strong performances during the period. In our opinion, this shift not only reflected a healthy re-balancing of expectations but also was necessary to get back to rational valuation levels that are more in line with historic norms.

    The bond market delivered strong performance during the period. Investors bought bonds due to the slowing economic environment and falling interest rates, and to escape stock market declines. One exception to the strong performance of the bond market was low-quality corporate bonds. Investors worried that lower-rated firms would have difficulties paying their debts as the economy weakened.

LOOKING AHEAD

    We feel that economic growth and corporate profits will continue to be relatively weak during the next few months. However, we expect an economic and stock market rebound beginning late in the year. Stocks typically perform well following periods when the Fed lowers short-term interest rates. Potential tax cuts by the federal government also could boost the economy.

    We will maintain our disciplined approach of investing in high-quality firms when their shares trade at reasonable valuations. We will continue to find opportunities among stocks in the financial services, consumer cyclicals, health-care, and energy sectors. We do not expect a quick rebound in technology stocks, but we will carefully monitor developments in the sector.

    Bond yields have fallen considerably in recent months due to the Fed's rate cuts and strong demand for bonds in the wake of stock market volatility. Bond prices should remain relatively stable during the coming months. We will continue to favor high-quality fixed-income securities. The extra yields available on lower-rated debt are not significant enough to justify the additional risk inherent with such bonds--especially in an uncertain economic environment.

IN CLOSING . . .

    The following pages feature discussions by your Fund managers about the economic and market conditions that influenced their investment decisions during the past year, and their outlooks for the Funds going forward. You also will find detailed financial information and a schedule of investments for each Fund. We encourage you to read this material carefully.

    Thanks for your continued confidence in us. We look forward to providing you with investment management services in the months and years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the 1st Source Monogram Funds directly at 1-800-766-8938.

                                       Sincerely,

                                       Ralph C. Shive, CFA
                                       Brian A. Bythrow, CFA
                                       Paul W. Gifford, CFA
                                       Kevin A. Carey

------------------

(1) The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole.

(3) Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts.

 1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND

RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Fund's total return (without the sales load) was 11.51%. The Russell 1000 Value Index produced a total return of 0.27%, and the Lipper Equity Income Funds Average returned -0.04%.

Q. WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

A. Growth stocks generally performed poorly, as slower-than-expected economic growth hurt corporate profits and fueled fears of recession. The technology sector was the worst performer during the period, as the negative market environment collapsed the euphoria surrounding many technology shares. Investors shifted money into more stable and undervalued market sectors, such as health-care, financial services, energy, and utilities. Such value-oriented sectors, which had been ignored during the period of strong performance by technology issues, benefited from that environment.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A. We maintained our disciplined approach of investing in attractively priced stocks that offer the potential for strong total returns. That value-oriented philosophy benefited the Fund's performance during the period. We sold the bulk of the Fund's technology stocks in the second quarter of 2000, which helped us avoid the worst consequences of that sector's dismal performance.

   We found opportunities in several sectors of the market. Health-care stocks performed well as investors favored companies capable of delivering solid earnings growth in a slow economic environment. Cyclicals (including machinery, electrical equipment and chemicals) benefited from falling interest rates. The energy sector performed well due to the strong demand for oil and the high energy prices.

   The Fund also benefited by holding attractively valued mid-cap stocks. These stocks had been neglected by investors, but received much of the money flowing out of the technology sector during the period. Individual holdings that contributed to the Fund's strong performance included aerospace and defense company Esterline Technologies Corp. (2.31% of the Fund's portfolio), up 139% during the period, pharmaceutical distributor Bergen Brunswig Corp. (2.20%), up 246%, and Longs Drug Stores (2.20%), up 115%.(1)

   Finally, the Fund benefited from investments in a handful of firms that were acquired during the period, including Quaker Oats Co. (2.06%) and Ralston Purina Group (0.66%).(1)

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET DURING THE COMING MONTHS?

A. We believe that the economy will continue to show weakness in the near term. Companies are posting poorer-than-expected financial results, despite several interest rate cuts by the Fed aimed at boosting economic growth. However, the economic environment and corporate profits will probably improve later in 2001, thanks in part to lower interest rates and potential tax cuts. We believe stocks should perform well in that environment.

   We will maintain our investment philosophy of buying stocks that offer good value over the next two to three years. We expect to find such opportunities in sectors such as food, chemicals and financial services. We remain confident that our portfolio is well positioned to benefit once the current economic slowdown ends.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

Growth of a $10,000 Investment
[INCOME EQUITY FUND GRAPH]

                                                                                                          LIPPER EQUITY INCOME
                                                RUSSELL 1000 VALUE INDEX       INCOME EQUITY FUND*            FUNDS AVERAGE
                                                ------------------------       -------------------        --------------------
3/91                                                      10000                        9507                       10000
3/92                                                      11141                       10631                       11070
3/93                                                      13751                       12939                       12941
3/94                                                      14294                       14793                       13304
3/95                                                      15896                       15365                       14787
3/96                                                      21221                       18955                       18802
3/97                                                      25056                       21749                       21627
3/98                                                      36875                       29814                       29868
3/99                                                      38733                       29273                       30065
3/00                                                      41188                       32594                       30862
3/01                                                      41299                       36345                       31623

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/01

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
Without Sales Load                                            11.51%   13.91%   14.35%
With Sales Load*                                               5.90%   12.73%   13.77%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/91 to 3/01, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 1000 Value Index is an unmanaged index that contains 1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

The Lipper Equity Income Funds Average consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2001

 COMMON STOCKS - 93.7%
                                                           MARKET
SECURITY DESCRIPTION                       SHARES           VALUE
-------------------------------------  ----------    ------------
AEROSPACE/DEFENSE - 6.1%
Esterline Technologies Corp.(b)......      50,000    $  1,087,500
Gencorp, Inc. .......................      44,000         467,280
Raytheon Company.....................      30,000         881,400
Sonoco Products Co. .................      20,000         430,000
                                                     ------------
                                                        2,866,180
                                                     ------------
AUTOMOTIVE - 2.8%
Dana Corp. ..........................      28,000         481,040
Ford Motor Company...................      26,222         737,363
Wabash National Corp. ...............      10,000         102,500
                                                     ------------
                                                        1,320,903
                                                     ------------
BASIC INDUSTRY - 0.9%
Olin Corp. ..........................      20,000         407,800
                                                     ------------
CHEMICALS - 4.2%
Dow Chemical Company.................      21,000         662,970
PolyOne Corp. .......................     105,000         955,500
Tredegar Corp. ......................      20,000         352,000
                                                     ------------
                                                        1,970,470
                                                     ------------
COMPUTERS - 4.2%
Diebold, Inc. .......................      30,000         823,800
Electronic Data Systems Corp. .......      14,000         782,040
Hewlett-Packard Co. .................      12,000         375,240
                                                     ------------
                                                        1,981,080
                                                     ------------
CONSUMER GOODS & SERVICES - 12.6%
Alcoa, Inc. .........................      20,000         719,000
American Greetings...................      32,000         339,200
Armstrong Holdings, Inc. ............      48,000         194,400
Avon Products........................      15,000         599,850
Carpenter Technology.................      30,000         841,500
Cooper Tire & Rubber.................      30,000         340,500
McKesson HBOC, Inc. .................      25,000         668,750
Sabre Holdings Corp.(b)..............      19,226         887,664
Sherwin-Williams Co. ................      40,000       1,019,200
Temple-Inland, Inc. .................       8,000         354,000
                                                     ------------
                                                        5,964,064
                                                     ------------
ELECTRONIC COMPONENTS - 5.0%
Emerson Electric Co. ................       7,000         434,000
Parker-Hannifin Corp. ...............      24,000         953,280
Rockwell International Corp. ........      10,000         363,500
Thomas & Betts Corp. ................      35,000         607,600
                                                     ------------
                                                        2,358,380
                                                     ------------
ELECTRONICS - 0.3%
Motorola, Inc. ......................      10,000         142,600
                                                     ------------
FINANCIAL SERVICES - 7.1%
Lincoln National Corp. ..............      20,000         849,400
St. Paul Companies...................      20,000         881,000
Union Planters Corp. ................      19,434         748,015
Waddell & Reed Financial, Inc. ......      30,000         850,500
                                                     ------------
                                                        3,328,915
                                                     ------------
FOOD & RELATED - 4.9%
Campbell Soup Company................      14,000         418,180
Quaker Oats Co. .....................      10,000         970,500
Ralston Purina Group.................      10,000         311,500
Supervalu, Inc. .....................      45,000         599,850
                                                     ------------
                                                        2,300,030
                                                     ------------
COMMON STOCKS, CONTINUED
                                                           MARKET
SECURITY DESCRIPTION                       SHARES           VALUE
-------------------------------------  ----------    ------------
MACHINERY & EQUIPMENT - 4.4%
Grainger (W.W.), Inc. ...............      29,000    $    981,650
Ingersoll-Rand Co. ..................      10,000         397,100
Stewart & Stevenson Services.........      10,000         217,500
Trinity Industries, Inc. ............      24,000         468,000
                                                     ------------
                                                        2,064,250
                                                     ------------
MEDIA - 3.5%
Belo Corp., Series A.................      42,000         691,740
Tribune Co. .........................      23,000         937,020
                                                     ------------
                                                        1,628,760
                                                     ------------
MEDICAL - 3.6%
Bergen Brunswig Corp. ...............      70,000       1,162,000
Biomet, Inc. ........................      13,000         512,078
                                                     ------------
                                                        1,674,078
                                                     ------------
OIL & GAS - 8.5%
Conoco, Inc., Class A................      15,000         421,500
Phillips Petroleum Co. ..............      10,000         550,500
Potash Corp. of Saskatchewan.........       9,000         522,090
Santa Fe International Corp. ........      23,000         747,500
Southwest Gas Corp. .................      25,900         540,015
Unocal Corp. ........................      10,000         345,700
USX -- Marathon Group, Inc. .........      35,000         943,250
                                                     ------------
                                                        4,070,555
                                                     ------------
PHARMACEUTICALS - 5.0%
Abbott Laboratories..................      16,000         755,040
Bristol-Myers Squibb Co. ............      14,000         831,600
Merck & Co., Inc. ...................      10,000         759,000
                                                     ------------
                                                        2,345,640
                                                     ------------
REAL ESTATE INVESTMENT TRUST - 2.4%
Hospitality Properties Trust.........      24,100         636,240
Thornburg Mortgage, Inc. ............      41,300         504,273
                                                     ------------
                                                        1,140,513
                                                     ------------
RETAIL - 4.8%
Albertson's, Inc. ...................      15,000         477,300
Dillard's, Inc. .....................      15,000         329,100
KMart Corp.(b).......................      45,000         423,000
Longs Drug Stores Corp. .............      35,000       1,034,600
                                                     ------------
                                                        2,264,000
                                                     ------------
TELECOMMUNICATIONS - 4.5%
Andrew Corp.(b)......................      39,000         560,625
General Motors Corp., Class H........      20,000         390,000
Harris Corp. ........................      28,000         693,000
Montana Power Co. ...................      34,000         479,400
                                                     ------------
                                                        2,123,025
                                                     ------------
TRANSPORTATION - 1.9%
Delta Air Lines, Inc. ...............      10,000         395,000
Ryder System, Inc. ..................      29,000         521,710
                                                     ------------
                                                          916,710
                                                     ------------

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2001

 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL          MARKET
SECURITY DESCRIPTION                       AMOUNT           VALUE
-------------------------------------  ----------    ------------
UTILITIES - 7.0%
American Electric Power..............      19,000    $    893,000
NiSource, Inc. ......................      25,000         778,000
Pall Corp. ..........................      40,000         876,800
Reliant Energy, Inc. ................      17,000         769,250
                                                     ------------
                                                        3,317,050
                                                     ------------
TOTAL COMMON STOCKS..............................      44,185,003
                                                     ------------

 CONVERTIBLE BONDS - 2.1%

HEALTH & PERSONAL CARE - 1.6%
Sunrise Assisted Living, Inc., 5.50%,
 6/15/02, Callable 5/14/01 @
 102.20..............................  $  800,000         743,000
                                                     ------------
SHIPBUILDING - 0.5%
Friede Goldman Halter, Inc., 4.50%,
 9/15/04, Callable 5/14/01 @
 102.57(c)...........................     800,000         244,000
                                                     ------------
TOTAL CONVERTIBLE BONDS..........................         987,000
                                                     ------------

 PREFERRED STOCKS - 1.6%

PHARMACEUTICALS - 1.6%
Biovail Corp.........................      11,000         734,800
                                                     ------------
TOTAL PREFERRED STOCKS...........................         734,800
                                                     ------------
 REPURCHASE AGREEMENTS - 2.5%

                                        PRINCIPAL          MARKET
SECURITY DESCRIPTION                       AMOUNT           VALUE
-------------------------------------  ----------    ------------
Fifth Third Bank, 4.73%, 4/2/01
 maturity value $1,160,156,
 collateralized by U.S. Treasury
 Note................................  $1,159,699    $  1,159,699
                                                     ------------
TOTAL REPURCHASE AGREEMENTS......................       1,159,699
                                                     ------------
TOTAL (Cost $42,023,387)(a) - 99.9%..............    $ 47,066,502
                                                     ============

------------------

Percentages indicated are based on net assets of $47,104,230.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

      Unrealized appreciation.......................  $ 8,781,624
      Unrealized depreciation.......................   (3,738,509)
                                                      -----------
      Net unrealized appreciation (depreciation)....  $ 5,043,115
                                                      ===========

(b) Non-income producing securities.

(c) Friede Goldman Halter, Inc., (the "Issuer") did not make an interest payment on March 15, 2001. The Issuer is in the process of obtaining additional equity or acceptable financing.

                       See notes to financial statements.

1ST SOURCE MONOGRAM
INCOME EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001

ASSETS:
Investments, at value (cost
  $40,863,688)...........................            $45,906,803
Repurchase agreements, at cost...........              1,159,699
                                                     -----------
    Total Investments....................             47,066,502
Interest and dividends receivable........                 77,246
Deferred organization costs..............                  1,217
Prepaid expenses and other assets........                    794
                                                     -----------
    TOTAL ASSETS.........................             47,145,759
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $32,543
  Administration fees....................      769
  Other..................................    8,217
                                           -------
    TOTAL LIABILITIES....................                 41,529
                                                     -----------
NET ASSETS:..............................            $47,104,230
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $40,877,873
Undistributed (distributed in excess of)
  net investment income..................                 (1,038)
Undistributed net realized gains (losses)
  from investment transactions...........              1,184,280
Unrealized appreciation (depreciation)
  from investments.......................              5,043,115
                                                     -----------
NET ASSETS...............................            $47,104,230
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              4,334,946
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                 $10.87
                                                     ===========
Maximum Sales Charge.....................                   5.00%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))...............................                 $11.44
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest income.........................             $  270,201
Dividend income.........................              1,066,959
                                                     ----------
    TOTAL INVESTMENT INCOME.............              1,337,160
EXPENSES:
Investment advisory fees................  $378,475
Administration fees.....................    94,620
Distribution fees.......................   118,266
Accounting fees.........................    18,667
Custodian fees..........................     8,956
Organization fees.......................     2,532
Transfer agent fees.....................    25,552
Trustees' fees..........................     3,076
Other fees..............................    27,226
                                          --------
    Total expenses before fee
      reductions........................                677,370
  Distribution fees voluntarily
    reduced.............................               (118,266)
                                                     ----------
    NET EXPENSES........................                559,104
                                                     ----------
NET INVESTMENT INCOME (LOSS)............                778,056
                                                     ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions..........................              2,387,241
Realized gains (losses) from option
  transactions..........................                242,621
Change in unrealized appreciation
  (depreciation) from investments.......              1,670,534
                                                     ----------
Net realized/unrealized gains (losses)
  from investments......................              4,300,396
                                                     ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $5,078,452
                                                     ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM
INCOME EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                          MARCH 31,
                                                                ------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..............................    $    778,056      $  1,046,408
  Realized gains (losses) from investment and option
    transactions............................................       2,629,862         5,964,862
  Change in unrealized appreciation/depreciation from
    investments.............................................       1,670,534        (1,282,624)
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       5,078,452         5,728,646
                                                                ------------      ------------
DISTRIBUTIONS:
  From net investment income................................        (828,022)       (1,087,542)
  From net realized gains...................................      (3,474,495)       (4,793,055)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........      (4,302,517)       (5,880,597)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      21,125,665        16,935,163
  Dividends reinvested......................................       4,155,129         5,782,156
  Cost of shares redeemed...................................     (25,919,704)      (26,501,007)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........        (638,910)       (3,783,688)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................         137,025        (3,935,639)

NET ASSETS:
  Beginning of period.......................................      46,967,205        50,902,844
                                                                ------------      ------------
  End of period.............................................    $ 47,104,230      $ 46,967,205
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       1,940,210         1,534,426
  Reinvested................................................         388,011           549,589
  Redeemed..................................................      (2,353,194)       (2,352,785)
                                                                ------------      ------------
CHANGE IN SHARES............................................         (24,973)         (268,770)
                                                                ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM
INCOME EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                            FOR THE YEARS ENDED         NINE MONTHS        YEAR     SEPTEMBER 23,
                                                          ------------------------         ENDED          ENDED        1996 TO
                                                          MARCH 31,      MARCH 31,       MARCH 31,       JUNE 30,     JUNE 30,
                                                            2001           2000           1999(a)          1998        1997(b)
                                                          ---------      ---------      -----------      --------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..................     $ 10.77        $ 11.00         $ 12.60        $ 12.28       $ 10.00
                                                           -------        -------         -------        -------       -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)........................        0.17           0.25            0.20           0.27          0.20
  Net realized and unrealized gains (losses)
    from investments..................................        1.03           0.94           (0.26)          1.79          2.32
                                                           -------        -------         -------        -------       -------
  Total from investment activities....................        1.20           1.19           (0.06)          2.06          2.52
                                                           -------        -------         -------        -------       -------
DISTRIBUTIONS:
  Net investment income...............................       (0.19)         (0.26)          (0.20)         (0.27)        (0.19)
  Net realized gains..................................       (0.91)         (1.16)          (1.34)         (1.47)        (0.05)
                                                           -------        -------         -------        -------       -------
  Total distributions.................................       (1.10)         (1.42)          (1.54)         (1.74)        (0.24)
                                                           -------        -------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD........................     $ 10.87        $ 10.77         $ 11.00        $ 12.60       $ 12.28
                                                           =======        =======         =======        =======       =======
TOTAL RETURN (EXCLUDES SALES CHARGE)..................       11.51%         11.35%           0.04%(c)      18.15%        25.58%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................     $47,104        $46,967         $50,903        $52,450       $39,196
Ratio of expenses to average net assets...............        1.18%          1.18%           1.21%(d)       1.21%         1.37%(d)
Ratio of net investment income to average net
  assets..............................................        1.64%          2.18%           2.29%(d)       2.16%         2.38%(d)
Ratio of expenses to average net assets (e)...........        1.43%          1.43%           1.46%(d)       1.46%         1.62%(d)
Portfolio turnover....................................          42%            47%             34%            70%           38%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

 1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND

KEVIN A. CAREY
BRIAN A. BYTHROW, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Fund delivered a -26.25% total return (without the sales load). That compares to a -21.67% total return for the Fund's benchmark the S&P 500 Index.

Q. WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

A. Stocks performed poorly due to fears that slow economic growth would hurt corporate profits and lead to a recession. These fears were supported by weak financial results from many companies during the period. Shares of technology and telecommunications firms suffered severe losses, as investors worried about the future prospects of such firms and the high valuations of their shares. Meanwhile, some sectors delivered relatively strong performance. Energy stocks benefited from rising oil prices and strong demand. Health-care shares posted gains as investors looked for consistent growth in a slowing economy, and financial services stocks gained due to falling interest rates.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. We maintained our disciplined approach of investing in shares of large, dominant firms capable of increasing their revenues and earnings by at least 10% annually. The Fund's return was dampened by its technology weighting, which was roughly equal to that of the S&P 500 Index. We reduced the Fund's exposure to tech and telecom stocks throughout the period, as their prices continued to suffer.

    The Fund benefited from its exposure to relatively strong-performing sectors such as energy, financial services and health-care. Energy stocks that performed well included Nabors Industries, Inc. (1.17% of the Fund's portfolio), up 74% and EL Paso Corp. (2.24%), up 57%. Financial services holdings included Metlife, Inc. (1.48%), up 88% and PNC Financial Services Group (0.81%), up 55%, both of which boosted performance.(1)

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET DURING THE COMING MONTHS?

A. We expect economic growth to remain weak for several months, but to rebound later this year or early in 2002. The stock markets should probably trade in a narrow range until the economy shows signs of recovering and new leaders emerge.

    We will continue to invest in shares of large, dominant companies that stand to benefit over the long-term. We will avoid the technology sector for now, because we believe these firms have little or no short-term earnings visibility. The Fund recently held roughly 15% of its assets in cash. We will look for opportunities to deploy that cash to buy high-quality companies when their shares trade at attractive valuations.(1)

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

Growth of a $10,000 Investment

                                  [LINE GRAPH]

                                                                    S&P 500 STOCK INDEX              DIVERSIFIED EQUITY FUND*
                                                                    -------------------              ------------------------
3/91                                                                       10000                               9503
3/92                                                                       11104                              10737
3/93                                                                       12795                              12118
3/94                                                                       12984                              12449
3/95                                                                       15005                              13554
3/96                                                                       19822                              17348
3/97                                                                       23751                              19376
3/98                                                                       35152                              27520
3/99                                                                       41642                              28184
3/00                                                                       49112                              33710
3/01                                                                       38466                              24860

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/01

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
Without Sales Load                                            -26.25%   7.46%   10.09%
With Sales Load*                                              -29.97%   6.35%    9.53%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/91 to 3/01, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2001

 COMMON STOCKS - 85.6%
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
ADVERTISING - 0.5%
Lamar Advertising Co.(b)..............       6,000    $   220,500
                                                      -----------
BANKING - 7.5%
Bank of America Corp. ................       6,000        328,500
Fifth Third Bancorp...................      16,000        855,000
J.P. Morgan Chase & Co. ..............      21,090        946,941
PNC Financial Services Group..........       5,500        372,625
Wells Fargo & Co. ....................      19,400        959,718
                                                      -----------
                                                        3,462,784
                                                      -----------
BEVERAGES - 0.8%
Coca-Cola Co. ........................       7,800        352,248
                                                      -----------
DEFENSE - 1.2%
United Technologies Corp. ............       7,800        571,740
                                                      -----------
ELECTRONIC COMPONENTS - 8.5%
Cypress Semiconductor Corp.(b)........      15,000        265,950
Emerson Electric Co. .................       6,000        372,000
General Electric Co. .................      36,000      1,506,960
Intel Corp. ..........................      20,000        526,250
Solectron Corp.(b)....................      10,000        190,100
Texas Instruments, Inc. ..............      12,000        371,760
Tyco International Ltd. ..............      15,000        648,450
                                                      -----------
                                                        3,881,470
                                                      -----------
ELECTRONICS - 7.6%
Advanced Micro Devices(b).............      15,000        398,100
BroadVision, Inc.(b)..................      10,000         53,438
CIENA Corp.(b)........................      10,000        417,500
Cisco Systems, Inc.(b)................      33,000        521,813
EMC Corp.(b)..........................      11,000        323,400
JDS Uniphase Corp.(b).................       8,000        147,500
Motorola, Inc. .......................      22,000        313,720
Oracle Corp.(b).......................      40,000        599,199
Sun Microsystems, Inc.(b).............      22,000        338,140
Tellabs, Inc.(b)......................       9,000        366,188
                                                      -----------
                                                        3,478,998
                                                      -----------
FINANCIAL SERVICES - 9.2%
American Express Co. .................      18,900        780,570
Citigroup, Inc. ......................      33,133      1,490,322
Fannie Mae............................      10,800        859,680
First Data Corp. .....................       7,300        435,883
MBNA Corp. ...........................      10,000        331,000
Schwab (Charles) Corp. ...............      25,500        393,210
                                                      -----------
                                                        4,290,665
                                                      -----------
HEALTH CARE - 0.3%
Applied Biosystems Group -- Applera
  Corp................................       5,000        138,750
                                                      -----------
INSURANCE - 3.2%
American International Group..........       9,900        796,950
Metlife, Inc. ........................      22,700        682,135
                                                      -----------
                                                        1,479,085
                                                      -----------
MEDICAL - 3.3%
Beckman Coulter, Inc. ................       7,800        304,902
Genentech, Inc.(b)....................       3,600        181,800
 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
MEDICAL, CONTINUED
Guidant Corp.(b)......................      12,300    $   553,377
Medtronic, Inc. ......................       5,600        256,144
Waters Corp.(b).......................       4,400        204,380
                                                      -----------
                                                        1,500,603
                                                      -----------
MOTORCYCLES - 1.4%
Harley-Davidson, Inc. ................      16,600        629,970
                                                      -----------
MULTIMEDIA - 2.2%
AOL Time Warner, Inc.(b)..............      17,650        708,647
Viacom, Inc., Class B(b)..............       6,510        286,245
                                                      -----------
                                                          994,892
                                                      -----------
OIL & GAS - 10.7%
BP Amoco PLC, ADR.....................      12,600        625,212
EL Paso Corp. ........................      15,744      1,028,083
Enron Corp. ..........................       6,000        348,600
EOG Resources, Inc. ..................       8,000        329,840
Exxon Mobil Corp. ....................      15,000      1,215,000
Hanover Compressor Co.(b).............      10,000        317,000
Nabors Industries, Inc.(b)............      10,400        539,136
Schlumberger Ltd. ....................       4,200        241,962
Williams Cos., Inc. ..................       7,000        299,950
                                                      -----------
                                                        4,944,783
                                                      -----------
PHARMACEUTICALS - 11.3%
Amgen, Inc.(b)........................      15,000        902,813
Elan Corp. PLC, ADR(b)................      18,000        940,500
Johnson & Johnson.....................       8,400        734,748
Merck & Co., Inc. ....................      10,000        759,000
Pfizer, Inc. .........................      30,000      1,228,499
Schering-Plough Corp. ................      18,000        657,540
                                                      -----------
                                                        5,223,100
                                                      -----------
RESTAURANTS - 1.7%
McDonald's Corp. .....................      12,200        323,910
Starbucks Corp.(b)....................      10,500        445,594
                                                      -----------
                                                          769,504
                                                      -----------
RETAIL - 9.0%
Home Depot, Inc. .....................      16,050        691,755
Kohl's Corp.(b).......................      12,000        740,280
RadioShack Corp. .....................       9,300        341,217
Safeway, Inc.(b)......................      10,200        562,530
Wal-Mart Stores, Inc. ................      23,000      1,161,500
Walgreen Co. .........................      15,000        612,000
                                                      -----------
                                                        4,109,282
                                                      -----------
TELECOMMUNICATIONS - 5.1%
AT&T Canada, Inc., ADR(b).............      10,000        292,500
Comcast Corp.(b)......................      10,000        419,375
Nextel Communications, Inc.(b)........       8,000        115,000
Nortel Networks Corp., ADR............      14,000        196,700
Qwest Communications
  International(b)....................      12,000        420,600
SBC Communications, Inc. .............      20,000        892,600
                                                      -----------
                                                        2,336,775
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2001

 COMMON STOCKS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL         MARKET
SECURITY DESCRIPTION                        AMOUNT          VALUE
--------------------------------------  ----------    -----------
TRANSPORTATION - 2.1%
FedEx Corp.(b)........................      10,000    $   416,800
United Parcel Service, Inc., Class
  B...................................       9,300        529,170
                                                      -----------
                                                          945,970
                                                      -----------
TOTAL COMMON STOCKS...............................     39,331,119
                                                      -----------
 REPURCHASE AGREEMENTS - 14.5%

Fifth Third Bank, 4.73%, 4/2/01
  maturity value $6,643,343,
  collateralized by Freddie Mac
  Securities..........................  $6,640,725      6,640,725
                                                      -----------
TOTAL REPURCHASE AGREEMENTS.......................      6,640,725
                                                      -----------
TOTAL (Cost $46,017,542)(a) - 100.1%..............    $45,971,844
                                                      ===========

------------------

Percentages indicated are based on net assets of $45,912,321.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $40,961. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

      Unrealized appreciation.......................  $ 5,235,871
      Unrealized depreciation.......................   (5,322,530)
                                                      -----------
        Net unrealized appreciation
          (depreciation)............................  $   (86,659)
                                                      ===========

(b) Non-income producing securities.

ADR--American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001

ASSETS:
Investments, at value (cost
  $39,376,817)...........................            $39,331,119
                                                     -----------
Repurchase agreements, at cost...........              6,640,725
                                                     -----------
    Total Investments....................             45,971,844
Interest and dividends receivable........                 26,461
Deferred organization costs..............                  2,087
                                                     -----------
    TOTAL ASSETS.........................             46,000,392
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $31,833
  Administration fees....................      751
  Other..................................   55,487
                                           -------
    TOTAL LIABILITIES....................                 88,071
                                                     -----------
NET ASSETS...............................            $45,912,321
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $48,539,783
Undistributed (accumulated loss) net
  investment income......................                   (911)
Undistributed net realized gains (losses)
  from investment transactions...........             (2,580,853)
Unrealized appreciation (depreciation)
  from investments.......................                (45,698)
                                                     -----------
NET ASSETS...............................            $45,912,321
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,968,521
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $7.69
                                                     ===========
Maximum Sales Charge.....................                   5.00%
                                                          ------
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum Sales
  Charge))...............................                  $8.09
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest income.......................             $    192,129
Dividend income.......................                  412,116
Foreign tax withholding...............                     (101)
                                                   ------------
  TOTAL INVESTMENT INCOME.............                  604,144
EXPENSES:
Investment advisory fees..............  $595,811
Administration fees...................   120,367
Distribution fees.....................   150,451
Accounting fees.......................    25,405
Custodian fees........................    10,280
Organization fees.....................     4,336
Transfer agent fees...................    41,073
Trustees' fees........................     6,410
Other fees............................    44,852
                                        --------
  Total expenses before fee
    reductions........................                  998,985
  Investment advisory fees
    contractually
    reduced...........................                 (114,004)
  Distribution fees voluntarily
    reduced...........................                 (150,451)
                                                   ------------
  NET EXPENSES........................                  734,530
                                                   ------------
NET INVESTMENT INCOME (LOSS)..........                 (130,386)
                                                   ------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from
  investment transactions.............                1,412,232
Change in unrealized appreciation
  (depreciation) from investments.....              (18,530,168)
                                                   ------------
Net realized/unrealized gains (losses)
  from investments....................              (17,117,936)
                                                   ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................             $(17,248,322)
                                                   ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                          MARCH 31,
                                                                ------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..............................    $   (130,386)     $   (225,409)
  Realized gains (losses) from investment transactions......       1,412,232         5,018,694
  Change in unrealized appreciation (depreciation) from
    investments.............................................     (18,530,168)        9,607,238
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     (17,248,322)       14,400,523
                                                                ------------      ------------
DISTRIBUTIONS:
  From net realized gains...................................      (2,136,690)      (12,924,461)
  Distributions in excess of net realized gains.............      (2,465,810)               --
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........      (4,602,500)      (12,924,461)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      18,897,018        19,329,425
  Dividends reinvested......................................       4,508,198        12,826,694
  Cost of shares redeemed...................................     (31,229,529)      (43,405,790)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (7,824,313)      (11,249,671)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................     (29,675,135)       (9,773,609)

NET ASSETS:
  Beginning of period.......................................      75,587,456        85,361,065
                                                                ------------      ------------
  End of period.............................................    $ 45,912,321      $ 75,587,456
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       1,912,633         1,732,814
  Reinvested................................................         487,373         1,239,294
  Redeemed..................................................      (3,106,135)       (3,876,545)
                                                                ------------      ------------
CHANGE IN SHARES............................................        (706,129)         (904,437)
                                                                ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                            FOR THE YEARS ENDED         NINE MONTHS        YEAR     SEPTEMBER 23,
                                                          ------------------------         ENDED          ENDED        1996 TO
                                                          MARCH 31,      MARCH 31,       MARCH 31,       JUNE 30,     JUNE 30,
                                                            2001           2000           1999(a)          1998        1997(b)
                                                          ---------      ---------      -----------      --------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..................     $ 11.32        $ 11.26         $ 13.31        $ 11.80       $ 10.00
                                                           -------        -------         -------        -------       -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)........................       (0.02)         (0.03)          (0.02)         (0.02)        (0.01)
  Net realized and unrealized gains (losses)
    from investments..................................       (2.82)          2.05           (0.11)          3.00          2.03
                                                           -------        -------         -------        -------       -------
  Total from investment activities....................       (2.84)          2.02           (0.13)          2.98          2.02
                                                           -------        -------         -------        -------       -------
DISTRIBUTIONS:
  Net realized gains..................................       (0.38)         (1.96)          (1.92)         (1.47)        (0.22)
  In excess of net realized gains.....................       (0.41)            --              --             --            --
                                                           -------        -------         -------        -------       -------
  Total from distributions............................       (0.79)         (1.96)          (1.92)         (1.47)        (0.22)
                                                           -------        -------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD........................     $  7.69        $ 11.32         $ 11.26        $ 13.31       $ 11.80
                                                           =======        =======         =======        =======       =======
TOTAL RETURN (EXCLUDES SALES CHARGE)..................      (26.25%)        19.60%          (0.59%)(c)     27.85%        20.42%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................     $45,912        $75,587         $85,361        $98,083       $74,990
Ratio of expenses to average net assets...............        1.22%          1.33%           1.43%(d)       1.48%         1.62%(d)
Ratio of net investment income to average net
  assets..............................................       (0.22%)        (0.28%)         (0.24%)(d)     (0.18%)       (0.10%)(d)
Ratio of expenses to average net assets (e)...........        1.66%          1.62%           1.68%(d)       1.73%         1.87%(d)
Portfolio turnover....................................          29%           104%            108%            95%           77%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

 1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND

BRIAN A. BYTHROW, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Fund delivered a -12.35% total return (without the sales load) during the period. The Fund's benchmark, the Russell 2000 Index, posted a total return of -15.33%.

Q. HOW DID SMALL-COMPANY STOCKS PERFORM DURING THE PERIOD?

A. Economic growth slowed significantly, hurting corporate profits and causing investors to fear that the economy was headed toward recession. Stocks overall performed poorly in that environment. However, small-cap stocks outperformed shares of large firms during the period, due to attractive valuations of small-company stocks and the sector's stronger growth potential.

    Technology and telecommunications stocks suffered severe losses, as investors worried about the future prospects of many "new economy" firms and the high valuations of their shares. Sectors that performed well during much of the period included energy and health-care. Energy stocks posted gains due to strong demand for oil and rising oil prices. Health-care stocks benefited from investors looking for stable growth in a slowing economic environment.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. We maintained our disciplined approach of investing in fast-growing firms whose shares are priced low relative to the companies' growth rates.

    We overweighted sectors such as energy and health-care, which delivered relatively strong returns. Individual holdings that benefited the Fund's performance include natural gas company EOG Resources, Inc. (0.87% of the Fund's portfolio), up 100% during the period; coal technology company Headwaters, Inc. (1.34%), up 180%; and energy exploration and production firm Cross Timbers Oil Co. (1.04%), up 177% for the period. Strong-performing health-care holdings included medical services firm Stericycle, Inc. (0.10%), up 80%, and generic drug maker Biovail Corp. (0.91%), up 59%.(1)

    The Fund also benefited from our decisions to underweight the technology sector and avoid Internet stocks, which were hit especially hard. We believe that strategy helped the Fund outperform its benchmark during the period.

Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS DURING THE COMING MONTHS?

A. The economy will likely remain sluggish during the next few months, but we expect a recovery later in 2001 or early next year. We believe that shares of small companies will continue to outperform large-company stocks during the next several quarters. Small firms currently offer greater growth potential than large companies, while small firms' shares trade at lower valuations.

    Going forward, we will continue to underweight the technology and telecommunications sectors until their growth prospects improve. We also will look for undervalued shares of fast-growing firms in sectors such as regional banks, energy, health-care and consumer services. Such an approach should help cushion the Fund somewhat if stock prices continue to fall, while also positioning the Fund for an economic recovery.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

 1ST SOURCE MONOGRAM

Growth of a $10,000 Investment
[SPECIAL EQUITY FUND GRAPH]

                                                                     RUSSELL 2000 INDEX                SPECIAL EQUITY FUND*
                                                                     ------------------                --------------------
3/91                                                                       10000                               9502
3/92                                                                       12100                              11697
3/93                                                                       13899                              12783
3/94                                                                       15424                              14412
3/95                                                                       16275                              14729
3/96                                                                       21003                              20249
3/97                                                                       22076                              19818
3/98                                                                       31350                              24343
3/99                                                                       26254                              21774
3/00                                                                       36045                              32685
3/01                                                                       30520                              28648

* Reflects 5.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/01

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
Without Sales Load                                            -12.35%   7.19%   11.67%
With Sales Load*                                              -16.76%   6.09%   11.10%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/91 to 3/01, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2001

 COMMON STOCKS - 75.2%
                                                        MARKET
SECURITY DESCRIPTION                     SHARES         VALUE
-------------------------------------  ----------    ------------
ADVERTISING - 2.2%
Daktronics, Inc.(b)..................      20,000    $    375,000
Lamar Advertising Co.(b).............       4,000         147,000
                                                     ------------
                                                          522,000
                                                     ------------
BANKING - 8.4%
CFS Bancorp, Inc.....................      10,000         110,625
Coastal Bancorp, Inc.................       5,000         134,063
CoBiz, Inc...........................      13,000         216,125
East-West Bancorp, Inc...............       5,000          96,250
First Essex Bancorp, Inc.............       8,000         157,000
Hudson River Bancorp.................      10,000         139,375
IndyMac Bancorp, Inc.(b).............       8,000         229,920
MFC Bancorp Ltd.(b)..................      15,000         113,438
Nara Bankcorp, Inc...................      12,000         222,000
R&G Financial Corp., Class B.........      15,000         247,499
Richmond County Financial Corp.......       5,000         146,875
UCBH Holdings, Inc...................       4,000         194,750
                                                     ------------
                                                        2,007,920
                                                     ------------
BASIC INDUSTRY - 1.1%
Olin Corp............................       7,000         142,730
Schnitzer Steel Industries, Inc......       7,000          87,500
U.S. Concrete, Inc.(b)...............       3,500          30,625
                                                     ------------
                                                          260,855
                                                     ------------
CONSUMER DURABLES - 3.1%
Avert, Inc...........................      10,000         164,375
Cutter & Buck, Inc.(b)...............      20,000         118,750
Harman International Industries,
  Inc................................       4,000         102,360
Koala Corp.(b).......................       7,000          22,313
Profit Recovery Group
  International(b)...................      15,000          93,750
Quixote Corp.........................      10,000         221,250
Trex Company, Inc.(b)................         800          24,808
                                                     ------------
                                                          747,606
                                                     ------------
DEFENSE - 0.8%
Titan Corp.(b).......................      10,000         179,700
                                                     ------------
EDUCATION - 0.5%
SmartForce PLC, ADR(b)...............       5,000         110,938
                                                     ------------
ELECTRONICS - 9.6%
Amphenol Corp.(b)....................       5,000         157,499
AremisSoft Corp.(b)..................      10,000         130,000
Arguss Communications, Inc.(b).......      20,000         118,000
ATMI, Inc.(b)........................       7,000         129,500
Celestica, Inc.(b)...................       4,000         110,320
Computer Network Technology
  Corp.(b)...........................      12,000         133,500
Daisytek International Corp.(b)......      20,000         156,250
Gartner, Inc., Class A(b)............      15,000         101,100
International Rectifier Corp.(b).....       4,000         161,999
Meade Instruments Corp.(b)...........      12,000          49,500
Measurement Specialties, Inc.(b).....       8,000         153,680
Netsmart Technologies, Inc.(b).......      13,500          32,063
Optimal Robotics Corp.(b)............       5,000         130,313
Rainbow Technologies, Inc.(b)........      20,000         100,000
Robotic Vision Systems, Inc.(b)......      30,000          73,125
SonicWall, Inc.(b)...................       8,000          97,500
 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                     SHARES         VALUE
-------------------------------------  ----------    ------------
ELECTRONICS, CONTINUED
Tidel Technologies, Inc.(b)..........      40,000    $     92,500
Transwitch Corp.(b)..................      10,000         131,250
Viasystems Group, Inc.(b)............      15,000          45,000
Vignette Corp.(b)....................      15,000          96,563
Visionics Corp.(b)...................      20,000          78,750
                                                     ------------
                                                        2,278,412
                                                     ------------
ENVIRONMENTAL SERVICES - 1.8%
Duratek, Inc.(b).....................      20,000          58,750
Met-Pro Corp.........................      11,000         144,870
Stericycle, Inc.(b)..................       5,000         223,125
                                                     ------------
                                                          426,745
                                                     ------------
FINANCIAL SERVICES - 1.4%
NCO Group, Inc.(b)...................       7,000         178,938
Philadelphia Consolidated Holding
  Co.(b).............................       6,000         165,750
                                                     ------------
                                                          344,688
                                                     ------------
FOOD & RELATED - 2.4%
Buca, Inc.(b)........................      10,000         186,200
Constellation Brands, Inc.(b)........       3,000         215,250
Suprema Specialties, Inc.(b).........      20,000         168,750
                                                     ------------
                                                          570,200
                                                     ------------
HEALTH & PERSONAL CARE - 10.2%
AdvancePCS(b)........................       8,000         434,124
Air Methods Corp.(b).................      40,000         130,000
America Service Group, Inc.(b).......      12,000         300,000
Amsurg Corp.(b)......................      10,000         190,625
Caremark Rx, Inc.(b).................      20,000         260,800
DaVita, Inc.(b)......................      10,000         169,800
Insight Health Services Corp.(b).....      15,000         191,250
Option Care, Inc.(b).................      20,000         190,000
Orthodontic Centers of America(b)....       6,000         123,000
Oxford Health Plans(b)...............       7,000         187,250
Universal Health Services(b).........       3,000         264,900
                                                     ------------
                                                        2,441,749
                                                     ------------
INSURANCE - 0.9%
Exponet, Inc.(b).....................      15,000         202,500
                                                     ------------
LEISURE & RECREATIONAL PRODUCTS -
  2.0%
Bally Total Fitness Holding(b).......      10,000         294,500
Six Flags, Inc.(b)...................      10,000         193,500
                                                     ------------
                                                          488,000
                                                     ------------
OIL & GAS - 10.1%
Core Laboratories N.V.(b)............       9,000         168,930
Cross Timbers Oil Co.................      10,000         247,500
Denbury Resources, Inc.(b)...........      20,000         162,000
EOG Resources, Inc...................       5,000         206,150
Equitable Resources, Inc.............       3,000         207,000
Hanover Compressor Co.(b)............       6,000         190,200
Headwaters, Inc.(b)..................      50,000         318,750
Key Energy Services, Inc.(b).........      40,000         427,999

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2001

 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                     SHARES         VALUE
-------------------------------------  ----------    ------------
OIL & GAS, CONTINUED
Meridian Resource Corp.(b)...........      20,000    $    142,600
NATCO Group, Inc., Class A(b)........      15,000         146,250
Veritas DGC, Inc.(b).................       6,000         191,700
                                                     ------------
                                                        2,409,079
                                                     ------------
PHARMACEUTICALS - 6.4%
Andrx Group(b).......................       3,000         147,000
Biovail Corp.(b).....................       6,000         216,780
Boron LePore & Associates, Inc.(b)...      15,000         180,000
Elan Corp. PLC, ADR(b)...............       5,000         261,250
Icon PLC, ADR(b).....................       7,000         161,438
Mocon, Inc...........................      15,000          97,500
Omnicare, Inc........................       8,000         171,600
SICOR, Inc.(b).......................      20,000         278,750
                                                     ------------
                                                        1,514,318
                                                     ------------
REAL ESTATE - 0.7%
Catellus Development Corp.(b)........      11,000         173,250
                                                     ------------
REAL ESTATE INVESTMENT TRUST - 1.5%
Alexandria Real Estate Equities......       6,000         226,500
Prentiss Properties Trust............       5,000         123,250
                                                     ------------
                                                          349,750
                                                     ------------
RETAIL - 4.7%
Ames Department Stores, Inc.(b)......      13,000          27,219
Fred's, Inc..........................       9,000         205,875
Gottschalks, Inc.(b).................      20,000         101,000
Intertan, Inc.(b)....................      19,700         249,205
JOS A Bank Clothiers, Inc.(b)........      25,000         143,750
Racing Champions Corp.(b)............      50,000         151,500
Ultimate Electronics, Inc.(b)........      10,000         250,000
                                                     ------------
                                                        1,128,549
                                                     ------------
SCHOOLS - 1.2%
Argosy Education Group, Inc.(b)......      20,000         115,000
New Horizons Worldwide, Inc.(b)......      12,000         177,000
                                                     ------------
                                                          292,000
                                                     ------------
TELECOMMUNICATIONS - 1.9%
Dobson Communications Corp.(b).......      15,000         248,438
Gilat Satellite Networks Ltd.(b).....       5,000          58,125
Powertel, Inc.(b)....................       2,519         138,531
                                                     ------------
                                                          445,094
                                                     ------------
TRANSPORTATION - 1.4%
Atlas Air Worldwide Holdings,
  Inc.(b)............................       6,000         168,900
Mobile Mini, Inc.(b).................       6,000         165,375
                                                     ------------
                                                          334,275
                                                     ------------
 COMMON STOCKS, CONTINUED
                                       SHARES OR
                                       PRINCIPAL        MARKET
SECURITY DESCRIPTION                     AMOUNT         VALUE
-------------------------------------  ----------    ------------
UTILITIES - 2.9%
EL Paso Electric Co.(b)..............      15,000    $    219,000
Penn Virginia Corp...................       6,000         223,740
Southwest Water Co...................      20,000         236,000
                                                     ------------
                                                          678,740
                                                     ------------
TOTAL COMMON STOCKS..............................      17,906,368
                                                     ------------
 RIGHT - 0.0%
PHARMACEUTICALS - 0.0%
Elan Corp. PLC, ADR(b)...............       4,000           5,750
                                                     ------------
TOTAL RIGHT......................................           5,750
                                                     ------------
 INVESTMENT COMPANIES - 5.1%
Allied Capital Corp. Funds...........       8,000         161,000
iShares Russell 2000 Value Index
  Fund...............................       9,000       1,045,800
                                                     ------------
TOTAL INVESTMENT COMPANIES.......................       1,206,800
                                                     ------------
 REPURCHASE AGREEMENTS - 19.8%
Fifth Third Bank, 4.73%, 4/2/01
  maturity value $4,708,813,
  collateralized by Freddie Mac
  Securities.........................  $4,706,958       4,706,958
                                                     ------------
TOTAL REPURCHASE AGREEMENTS......................       4,706,958
                                                     ------------
TOTAL (Cost $21,507,227)(a) - 100.1%.............    $ 23,825,876
                                                     ============

------------------

Percentages indicated are based on net assets of $23,805,579.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $27,972. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

      Unrealized appreciation.......................  $ 4,142,581
      Unrealized depreciation.......................   (1,851,904)
                                                      -----------
      Net unrealized appreciation (depreciation)....  $ 2,290,677
                                                      ===========

(b) Non-income producing securities.

ADR--American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM
SPECIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001

ASSETS:
Investments, at value (cost
  $16,800,269)...........................            $19,118,918
Repurchase agreements, at cost...........              4,706,958
                                                     -----------
    Total Investments....................             23,825,876
Interest and dividends receivable........                  8,065
Deferred organization costs..............                  1,152
Prepaid expenses and other assets........                    505
                                                     -----------
TOTAL ASSETS.............................             23,835,598
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $16,377
  Administration fees....................      387
  Other..................................   13,255
                                           -------
    TOTAL LIABILITIES....................                 30,019
                                                     -----------
NET ASSETS...............................            $23,805,579
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $21,225,943
Undistributed (distributions in excess
  of) net investment income..............                   (870)
Undistributed net realized gains (losses)
  from investment transactions...........                261,857
Unrealized appreciation (depreciation)
  from investments.......................              2,318,649
                                                     -----------
NET ASSETS...............................            $23,805,579
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              2,574,200
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $9.25
                                                     ===========
Maximum Sales Charge.....................                   5.00%
                                                             ---
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))...............................                  $9.74
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest income.........................             $   128,743
Dividend income.........................                 102,415
                                                     -----------
    TOTAL INVESTMENT INCOME.............                 231,158
EXPENSES:
Investment advisory fees................  $194,494
Administration fees.....................    48,624
Distribution fees.......................    60,779
Accounting fees.........................    15,827
Custodian fees..........................     8,603
Organization fees.......................     2,430
Transfer agent fees.....................    26,459
Trustees' fees..........................     1,991
Other fees..............................    15,499
                                          --------
    Total expenses before fee
      reductions........................                 374,706
    Distribution fees voluntarily
      reduced...........................                 (60,779)
                                                     -----------
    NET EXPENSES........................                 313,927
                                                     -----------
NET INVESTMENT INCOME (LOSS)............                 (82,769)
                                                     -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions..........................                 903,638
Change in unrealized appreciation
  (depreciation)
  from investments......................              (4,078,951)
                                                     -----------
Net realized/unrealized gains (losses)
  from investments......................              (3,175,313)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $(3,258,082)
                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                          MARCH 31,
                                                                ------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)..............................    $    (82,769)     $     (3,183)
  Realized gains/(losses) from investment transactions......         903,638         5,214,593
  Change in unrealized appreciation/depreciation from
    investments.............................................      (4,078,951)        5,698,189
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      (3,258,082)       10,909,599
                                                                ------------      ------------
DISTRIBUTIONS:
  From net investment income................................              --              (299)
  From net realized gains...................................      (5,307,106)               --
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........      (5,307,106)             (299)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      13,297,864         8,937,457
  Dividends reinvested......................................       5,082,778               294
  Cost of shares redeemed...................................     (12,941,745)      (23,860,813)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........       5,438,897       (14,923,062)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................      (3,126,291)       (4,013,762)

NET ASSETS:
  Beginning of period.......................................      26,931,870        30,945,632
                                                                ------------      ------------
  End of period.............................................    $ 23,805,579      $ 26,931,870
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       1,182,752           860,633
  Reinvested................................................         538,430                32
  Redeemed..................................................      (1,101,126)       (2,277,234)
                                                                ------------      ------------
CHANGE IN SHARES............................................         620,056        (1,416,569)
                                                                ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           FOR THE YEARS ENDED       NINE MONTHS        YEAR        SEPTEMBER 20,
                                                                MARCH 31,               ENDED          ENDED           1996 TO
                                                          ---------------------       MARCH 31,       JUNE 30,        JUNE 30,
                                                           2001          2000          1999(a)          1998           1997(b)
                                                          -------       -------      -----------      --------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD..................    $ 13.78       $  9.18        $  9.63        $  9.59          $ 10.00
                                                          -------       -------        -------        -------          -------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)........................      (0.03)         0.00*          0.00*          0.00*            0.00*
  Net realized and unrealized gains/(losses) from
    investments.......................................      (1.61)         4.60          (0.44)          0.17            (0.10)
                                                          -------       -------        -------        -------          -------
  Total from investment activities....................      (1.64)         4.60          (0.44)          0.17            (0.10)
                                                          -------       -------        -------        -------          -------
DISTRIBUTIONS:
  Net investment income...............................         --         (0.00)*        (0.00)*        (0.00)*          (0.00)*
  Tax return of capital...............................         --            --          (0.01)            --               --
  Net realized gains..................................      (2.89)           --             --          (0.13)              --
  In excess of net realized gains.....................         --            --             --             --            (0.31)
                                                          -------       -------        -------        -------          -------
  Total distributions.................................      (2.89)        (0.00)*        (0.01)         (0.13)           (0.31)
                                                          -------       -------        -------        -------          -------
NET ASSET VALUE, END OF PERIOD........................    $  9.25       $ 13.78        $  9.18        $  9.63          $  9.59
                                                          =======       =======        =======        =======          =======
TOTAL RETURN (EXCLUDES SALES CHARGE)..................     (12.35%)       50.11%         (4.55%)(c)      1.86%           (1.03%)(c)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000).....................    $23,806       $26,932        $30,946        $35,441          $30,524
Ratio of expenses to average net assets...............       1.29%         1.25%          1.24%(d)       1.27%            1.39%(d)
Ratio of net investment income to average net
  assets..............................................      (0.34%)       (0.01%)         0.02%(d)       0.04%            0.05%(d)
Ratio of expenses to average net assets (e)...........       1.54%         1.50%          1.49%(d)       1.52%            1.65%(d)
Portfolio turnover....................................        167%          174%           248%           125%             153%

 * Less than $0.005 per share.
(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

 1ST SOURCE MONOGRAM FUNDS

INCOME FUND

PAUL W. GIFFORD, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001?

A. The Fund posted a total return of 10.90% (without the sales load) during the period. The Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, delivered a 12.16% total return.

Q. WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE PERIOD?

A. U.S. economic growth was strong early in the period. That growth rate later slowed dramatically, as the Fed's five interest rate hikes during 1999 and 2000 took effect. For example, economic growth in the fourth quarter of 2000 was the lowest in five years. The slowdown dampened corporate profit growth and created fears that the economy would fall into recession. Late in the period, the Fed aggressively cut short-term rates three times--by 50 basis points each time--in an effort to boost economic growth.

    Bonds, which benefit from a slowing economy and falling interest rates, delivered extremely strong performance. Every sector of the bond market gained 10% or more during the period. Short-term bond yields, which are most affected by Fed policy, fell more than yields on long-term issues.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. The Fund's duration remained slightly shorter than that of its benchmark throughout the period. We believe that approach benefited the Fund, since short-term bond yields fell more than yields on long-term issues. The Fund's long-term bond holdings helped generate significant total return during the period.

    The average credit quality of the Fund's portfolio remained very strong, at AA1. The extra yield available on lower-rated bonds was not enough to justify these issues' additional risk, especially in a slowing economic environment with a high risk of loan defaults.(1)

    We provided an attractive level of income by increasing the Fund's exposure to government agency bonds, mortgage-backed issues and asset-backed securities. These sectors offered strong credit quality with higher yields than Treasury bonds.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We believe that economic growth will be negative or only slightly positive during the next few quarters. However, we expect an economic rebound beginning late in the year or early in 2002. Bond yields, especially those on short-term securities, have fallen considerably in recent months. In our opinion, bonds therefore do not offer good potential for price appreciation in the near future.

    In that environment, we will attempt to capture attractive yields by favoring asset-backed issues, mortgage-backed securities and agency bonds, as well as select high-quality corporate issues. Therefore, we will further reduce the Fund's exposure to Treasuries due to the relatively low yields available on such bonds, and will maintain the Fund's relatively short duration.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

 1ST SOURCE MONOGRAM

Growth of a $10,000 Investment
[INCOME FUND GRAPH]

                                                                LEHMAN BROTHERS INTERMEDIATE
                                                                  GOV'T/CREDIT BOND INDEX                  INCOME FUND*
                                                                ----------------------------               ------------
3/91                                                                       10000                               9595
3/92                                                                       11080                              10684
3/93                                                                       12458                              11927
3/94                                                                       12772                              12249
3/95                                                                       13345                              12654
3/96                                                                       14622                              13841
3/97                                                                       15324                              14357
3/98                                                                       16806                              15684
3/99                                                                       17911                              16460
3/00                                                                       18285                              16618
3/01                                                                       20509                              18429

* Reflects 4.00% sales charge

                          Average Annual Total Return
                                 as of 3/31/01

                                                              1 YEAR   5 YEAR   10 YEAR
Without Sales Load                                             10.90%   5.89%     6.74%
With Sales Load*                                                6.43%   5.04%     6.30%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Fund from 3/91 to 3/01, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's portfolio composition is subject to change.

The above information is not covered by the report of Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2001

 ASSET BACKED SECURITIES - 18.6%
                                         PRINCIPAL         MARKET
SECURITY DESCRIPTION                        AMOUNT          VALUE
--------------------------------------  ----------    -----------
Advanta Mortgage Loan Trust, Series
  98-2, Class A-12, 6.33%, 8/25/19....  $1,000,000    $ 1,013,064
Chase Credit Card Master Trust, Series
  99-3, Class A, 6.66%, 1/15/07.......   1,000,000      1,044,165
Citibank Credit Card Master Trust I,
  Series 97-6, Class A, 0.00%,
  8/15/06.............................   2,000,000      1,665,716
MBNA Master Credit Card Trust, Series
  99-M, Class A, 6.60%, 4/16/07.......   4,000,000      4,172,054
Structured Asset Mortgage Investments,
  Inc., Series 98-12, Class A-2,
  6.05%, 2/25/29......................   2,000,000      2,015,725
                                                      -----------
TOTAL ASSET BACKED SECURITIES.....................      9,910,724
                                                      -----------
 CORPORATE BONDS - 33.1%

COMMUNICATION - 3.7%
WorldCom, Inc., 6.25%, 8/15/03........   2,000,000      1,989,936
                                                      -----------
FINANCIAL SERVICES - 15.3%
Bear Stearns Co., 6.25%, 7/15/05......   3,000,000      3,006,252
Ford Motor Credit Co., 6.70%,
  7/16/04.............................   5,000,000      5,114,239
                                                      -----------
                                                        8,120,491
                                                      -----------
INDUSTRIAL GOODS & SERVICES - 4.0%
American Home Products, 7.90%,
  2/15/05.............................   2,000,000      2,129,676
                                                      -----------
MANUFACTURING-CAPITAL GOODS - 3.9%
Eaton Corp., 6.95%, 11/15/04..........   2,000,000      2,057,504
                                                      -----------
UTILITIES - 6.2%
Pennsylvania Electric Co., 5.75%,
  4/1/04..............................   1,750,000      1,709,855
Public Service Oklahoma AEP, Series S,
  7.25%, 7/1/03.......................   1,500,000      1,554,420
                                                      -----------
                                                        3,264,275
                                                      -----------
TOTAL CORPORATE BONDS.............................     17,561,882
                                                      -----------
 MEDIUM TERM/SENIOR NOTES - 4.4%

FOOD PRODUCTS/SERVICES - 4.4%
Unilever N.V., Series MTND, 6.88%,
  10/15/03............................   2,280,000      2,364,098
                                                      -----------
TOTAL MEDIUM TERM/SENIOR NOTES....................      2,364,098
                                                      -----------
 U.S. GOVERNMENT AGENCIES - 17.6%

FANNIE MAE - 6.4%
7.00%, 7/25/06........................   1,000,000      1,033,625
6.50%, 4/1/14.........................   2,333,916      2,366,950
                                                      -----------
                                                        3,400,575
                                                      -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED
                                         PRINCIPAL         MARKET
SECURITY DESCRIPTION                        AMOUNT          VALUE
--------------------------------------  ----------    -----------
FREDDIE MAC - 11.2%
5.25%, 1/15/06........................  $2,000,000    $ 2,001,152
6.50%, 9/1/15, Pool # M30243..........   1,927,099      1,927,099
7.00%, 8/15/07........................   2,000,000      2,059,700
                                                      -----------
                                                        5,987,951
                                                      -----------
TOTAL U.S. GOVERNMENT AGENCIES....................      9,388,526
                                                      -----------
 U.S. TREASURY NOTES - 24.7%

7.00%, 7/15/06........................   2,500,000      2,767,490
6.13%, 8/15/07........................   7,500,000      8,030,273
5.75%, 8/15/10........................   2,250,000      2,371,628
                                                      -----------
TOTAL U.S. TREASURY NOTES.........................     13,169,391
                                                      -----------
 REPURCHASE AGREEMENTS - 0.7%

Fifth Third Bank, 4.73%, 4/2/01
  maturity value $372,202,
  collateralized by Fannie Mae
  Securities..........................     372,055        372,055
TOTAL REPURCHASE AGREEMENTS.......................        372,055
                                                      -----------
TOTAL (Cost $52,302,492)(a) - 99.1%...............    $52,766,676
                                                      ===========

------------------

Percentages indicated are based on net assets of $53,254,998.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $243,273. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

      Unrealized appreciation........................  $ 394,691
      Unrealized depreciation........................   (173,780)
                                                       ---------
      Net unrealized appreciation (depreciation).....  $ 220,911
                                                       =========

                       See notes to financial statements.

1ST SOURCE MONOGRAM
INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2001

ASSETS:
Investments, at value (cost
  $51,930,437)...........................            $52,394,621
Repurchase agreements, at cost...........                372,055
                                                     -----------
    Total Investments....................             52,766,676
Interest receivable......................                536,657
Deferred organization costs..............                  1,765
Prepaid expenses and other assets........                    953
                                                     -----------
    TOTAL ASSETS.........................             53,306,051
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $25,170
  Administration fees....................      875
  Other..................................   25,008
                                           -------
    TOTAL LIABILITIES....................                 51,053
                                                     -----------
NET ASSETS...............................            $53,254,998
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $55,322,723
Undistributed (distributed in excess of)
  net investment income..................                 36,843
Undistributed net realized gains (losses)
  from investment transactions...........             (2,568,752)
Unrealized appreciation (depreciation)
  from investments.......................                464,184
                                                     ===========
NET ASSETS...............................            $53,254,998
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,343,236
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $9.97
                                                     ===========
Maximum Sales Charge.....................                   4.00%
                                                             ---
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))...............................                 $10.39
                                                     ===========

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest income.........................             $3,577,842
                                                     ----------
    TOTAL INVESTMENT INCOME.............              3,577,842
EXPENSES:
Investment advisory fees................  $294,469
Administration fees.....................   107,080
Distribution fees.......................   133,841
Accounting fees.........................    21,767
Custodian fees..........................    10,759
Organization fees.......................     3,640
Transfer agent fees.....................    26,372
Trustees' fees..........................     4,376
Other fees..............................    33,261
                                          --------
    Total expenses before fee
      reductions........................                635,565
    Distribution fees voluntarily
      reduced...........................               (133,841)
                                                     ----------
    NET EXPENSES........................                501,724
                                                     ----------
NET INVESTMENT INCOME...................              3,076,118
                                                     ----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions..........................               (741,198)
Change in unrealized appreciation
  (depreciation) from investments.......              3,134,909
                                                     ----------
Net realized/unrealized gains (losses)
  from investments......................              2,393,711
                                                     ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $5,469,829
                                                     ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM
INCOME FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                          MARCH 31,
                                                                ------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  3,076,118      $  3,570,951
  Realized gains (losses) from investment transactions......        (741,198)       (1,374,889)
  Change in unrealized appreciation (depreciation) from
    investments.............................................       3,134,909        (1,695,354)
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       5,469,829           500,708
                                                                ------------      ------------
DISTRIBUTIONS:
  From net investment income................................      (3,051,327)       (3,605,588)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........      (3,051,327)       (3,605,588)
                                                                ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      14,971,895        19,389,440
  Dividends reinvested......................................       3,019,040         3,570,542
  Cost of shares redeemed...................................     (24,465,394)      (29,794,685)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (6,474,459)       (6,834,703)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................      (4,055,957)       (9,939,583)

NET ASSETS:
  Beginning of period.......................................      57,310,955        67,250,538
                                                                ------------      ------------
  End of period.............................................    $ 53,254,998      $ 57,310,955
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       1,546,703         1,998,293
  Reinvested................................................         312,935           369,884
  Redeemed..................................................      (2,535,046)       (3,084,298)
                                                                ------------      ------------
CHANGE IN SHARES............................................        (675,408)         (716,121)
                                                                ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                            FOR THE YEARS ENDED         NINE MONTHS        YEAR     SEPTEMBER 24,
                                                          ------------------------         ENDED          ENDED        1996 TO
                                                          MARCH 31,      MARCH 31,       MARCH 31,       JUNE 30,     JUNE 30,
                                                            2001           2000           1999(a)          1998        1997(b)
                                                          ---------      ---------      -----------      --------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..................     $  9.52        $  9.99         $ 10.34        $ 10.13       $ 10.00
                                                           -------        -------         -------        -------       -------
INVESTMENT ACTIVITIES:
  Net investment income...............................        0.56           0.55            0.41           0.60          0.44
  Net realized and unrealized gains (losses)
    from investments..................................        0.44          (0.46)          (0.10)          0.21          0.12
                                                           -------        -------         -------        -------       -------
  Total from investment activities....................        1.00           0.09            0.31           0.81          0.56
                                                           -------        -------         -------        -------       -------
Distributions
  Net investment income...............................       (0.55)         (0.56)          (0.41)         (0.60)        (0.43)
  Net realized gains..................................          --             --           (0.18)            --            --
  In excess of net realized gains.....................          --             --           (0.07)            --            --
                                                           -------        -------         -------        -------       -------
  Total distributions.................................       (0.55)         (0.56)          (0.66)         (0.60)        (0.43)
                                                           -------        -------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD........................     $  9.97        $  9.52         $  9.99        $ 10.34       $ 10.13
                                                           =======        =======         =======        =======       =======
TOTAL RETURN (EXCLUDES SALES CHARGE)..................       10.90%          0.96%           3.00%(c)       8.24%         5.71%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................     $53,255        $57,311         $67,251        $65,975       $54,789
Ratio of expenses to average net assets...............        0.94%          0.90%           0.92%(d)       0.92%         1.05%(d)
Ratio of net investment income to average net
  assets..............................................        5.75%          5.69%           5.23%(d)       5.90%         5.71%(d)
Ratio of expenses to average net assets(e)............        1.19%          1.15%           1.17%(d)       1.17%         1.30%(d)
Portfolio turnover....................................         153%            67%            301%           208%          118%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

1.  ORGANIZATION:

        The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund"), and 1st Source Monogram Income Fund ("Income Fund"), (collectively, the "Funds" and individually, a "Fund") are series within the Group.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles of the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    REPURCHASE AGREEMENTS:

        The Funds may enter into repurchase agreements with a bank or broker-dealers which the Adviser or applicable Sub-Adviser deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    WRITTEN OPTIONS:

        The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

        Transactions in options written during the year ended March 31, 2001, for Income Equity Fund, were as follows:

                                                                      NUMBER OF      PREMIUMS
                                                                      CONTRACTS      RECEIVED
                                                                      ---------      ---------
      Options outstanding as of March 31, 2000....................          --       $      --
      Options written.............................................      33,000         570,831
      Options expired.............................................     (10,000)       (169,494)
      Options closed..............................................     (23,000)       (401,337)
                                                                                     ---------
      Option outstanding as of March 31, 2001.....................          --       $      --
                                                                                     =========

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    EXPENSES:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income, if any, are declared and distributed monthly for all of the Funds, except the Special Equity Fund. Dividends for the Special Equity Fund, are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

        Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences have been reclassified among the components of net assets. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gain. To the extent they exceed net investment income and net realized capital gains for tax purposes they are reported as distribution of capital.

    FEDERAL INCOME TAXES:

        Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

        The Funds and 1st Source Bank, (the "Adviser"), a wholly owned subsidiary of 1st Source Corporation, are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly equal to the average daily net assets of each Fund, at the following annual percentage rates:

      NAME                                                            FEE RATE
      ----                                                            --------
      Income Equity Fund..........................................      0.80%
      Diversified Equity Fund.....................................      0.99
      Special Equity Fund.........................................      0.80
      Income Fund.................................................      0.55

    ADMINISTRATION:

        The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

    DISTRIBUTION:

        The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

    each Fund is authorized to pay or reimburse the Distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including the Adviser, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

    ADMINISTRATIVE SERVICES PLAN:

        The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks, and the Distributor, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of each Fund. As of the date of this report, the Group with respect to the Funds has entered into no such servicing agreements.

        The Distributor is also entitled to receive commissions on sales of shares of the Funds. For the year ended March 31, 2001, The Distributor received $617 from commissions earned on sales of shares of the Funds, of which $60 was reallowed to brokers/dealers affiliated with the Adviser.

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases and sales of investment securities, excluding short-term securities, for the year ended March 31, 2001 were:

                                                                       PURCHASES          SALES
                                                                      -----------      -----------
      Income Equity Fund..........................................    $19,811,522      $21,830,351
      Diversified Equity Fund.....................................     16,348,447       34,326,876
      Special Equity Fund.........................................     37,116,759       39,509,026
      Income Fund.................................................     79,699,076       84,873,584

5.  FEDERAL INCOME TAX INFORMATION:

        During the year ended March 31, 2001, the Funds declared long-term capital gain distributions as follows:

                                                                      LONG-TERM
                                                                         20%
                                                                      ----------
      Income Equity Fund..........................................    $  942,528
      Diversified Equity Fund.....................................     3,942,187
      Special Equity Fund.........................................     2,877,458

        For corporate shareholders the following percentage of the total ordinary income distributions paid during the year ended March 31, 2001, qualify for the corporate dividends received deduction for the following funds:

                                                                      PERCENTAGE
                                                                      ----------
      Income Equity Fund..........................................       39.31%
      Diversified Equity Fund.....................................       65.96%
      Special Equity Fund.........................................        2.87%

        Capital losses incurred for the Funds after October 31, within the Funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Diversified Equity Fund and Income Fund have incurred and will elect to defer such capital losses of $2,539,893 and $249,073, respectively.

        As of March 31, 2001, the Funds had net capital loss carryforwards, as follows:

                                                                           EXPIRES
                                                                    ----------------------
      FUND                                                             2008         2009
      ----                                                          ----------    --------
      Income Fund.................................................  $1,139,812    $936,593

        The capital loss carryforwards will be available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryforward is used to offset future capital gains, it is probably that these gains so offset will not be distributed to shareholders.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO TRUSTEES OF
1ST SOURCE MONOGRAM FUNDS:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, and 1st Source Monogram Income Fund (separate portfolios constituting 1st Source Monogram Funds, hereafter referred to as the "Funds") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 11, 2001

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                                        36

[1ST SOURCE MONOGRAM FUNDS(SM) LOGO]


INVESTMENT ADVISER
1ST SOURCE BANK
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938



THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.



5/01